Exhibit 99.51

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-K

KEY PERFORMANCE FACTORS
March 31, 2001



Expected B Maturity 10/17/2005


Blended Coupon 5.8194%


Excess Protection Level
3 Month Average   7.41%
March, 2001   7.66%
February, 2001   7.42%
January, 2001   7.15%


Cash Yield20.71%


Investor Charge Offs 4.83%


Base Rate 8.21%


Over 30 Day Delinquency 4.90%


Seller's Interest 7.37%


Total Payment Rate14.60%


Total Principal Balance$56,622,749,044.91


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,172,058,483.42